EXHIBIT 10.12

CNL Lifestyle Properties, Inc.
Schedule of Omitted Agreements

The following lease agreements have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K:

1.	Amended and Restated Lease Agreement dated August 10, 2009 by and between CNL Income Brighton, LLC and Brighton Resort, LLC

2.	Amended and Restated Personal Property Lease Agreement dated August 10, 2009 by and between CNL Income Brighton TRS Corp. and Brighton Resort, LLC

3.
Amended and Restated Sublease Agreement dated August 10, 2009 by and between CNL Gatlinburg Partnership, LP and Gatlinburg Skylift, LLC, as amended by that certain First Amendment to Amended and Restated Sublease Agreement dated May 27, 2011 by and between CNL Gatlinburg Partnership, LP and Gatlinburg Skylift, LLC

4.
Amended and Restated Lease Agreement dated August 10, 2009 by and between CNL Income Loon Mountain, LLC and Loon Mountain Recreation Corporation, as amended by that certain First Amendment to Amended and Restated Lease Agreement dated November 6, 2014 by and between CLP Loon Mountain, LLC (f/k/a CNL Income Loon Mountain, LLC) and Loon Mountain Recreation Corporation

5.	Amended and Restated Personal Property Lease Agreement dated August 10, 2009 by and between CNL Income Loon Mountain TRS Corp. and Loon Mountain Recreation Corporation

6.
Amended and Restated Lease Agreement dated August 10, 2009 by and between CNL Income Sugarloaf, LLC and Sugarloaf Mountain Corporation, as amended by that certain First Amendment to Amended and Restated Lease Agreement dated March 3, 2010 by and between CNL Income Sugarloaf, LLC and Sugarloaf Mountain Corporation, and as further amended by that certain Second Amendment to Amended and Restated Lease Agreement dated August 26, 2013 by and between CLP Sugarloaf, LLC, f/k/a CNL Income Sugarloaf, LLC and Sugarloaf Mountain Corporation

7.	Amended and Restated Personal Property Lease Agreement dated August 10, 2009 by and between CNL Income Sugarloaf TRS Corp. and Sugarloaf Mountain Corporation

8.
Amended and Restated Lease Agreement dated August 10, 2009 by and between CNL Income Sunday River, LLC and Sunday River Skiway Corporation, as amended by that certain First Amendment to Amended and Restated Lease Agreement dated January 21, 2010 by and between CNL Income Sunday River, LLC and Sunday River Skiway Corporation, as further amended by that certain Second Amendment to Amended and Restated Lease Agreement dated March 3, 3010 by and between CNL Income Sunday River, LLC and Sunday River Skiway Corporation, and as further amended by that certain Third Amendment to Amended and Restated Lease Agreement dated June 8, 2012 by and between CLP Sunday River, LLC and Sunday River Skiway Corporation

9.	Amended and Restated Personal Property Lease Agreement dated August 10, 2009 by and between CNL Income Sunday River TRS Corp. and Sunday River Skiway Corporation